inVentiv Health Fourth Quarter 2015 Earnings Presentation March 24, 2016 Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.   These forward-looking statements reflect our current views about future events and are subject to risks, uncertainties and assumptions. We caution readers that certain important known and unknown risks and other factors may have affected and could in the future affect our actual results and could cause actual results to differ significantly from those expressed in or implied by such forward-looking statements. The most important risks and factors that could prevent us from achieving our goals, and cause the assumptions underlying forward-looking statements and the actual results to differ materially from those expressed in or implied by those forward-looking statements include, but are not limited to, the following: •changes in expenditures for clinical development and commercialization services by companies in the pharmaceutical and biotechnology industries, including initiatives by our clients to perform services we offer internally; • the impact of customer project delays, cancellations and terminations, including the impact on our backlog; • the impact of any change in our current credit ratings or the ratings of our debt securities on our relationships with customers, vendors and other third parties; • our ability to accurately price our contracts and forecast costs to be incurred in providing services under fixed price contracts; •competition in the markets we serve, which may result in pricing pressure; • the potential impact on pharmaceutical and biotechnology companies, including pricing pressures, from healthcare reform initiatives or from changes in the reimbursement policies of third-party payers; • our ability to sufficiently increase our revenues and manage expenses and capital expenditures to permit us to fund our operations; • our ability to respond to rapid technological changes; • the potential impact of government regulation on us and our clients; •our ability to successfully identify new businesses to acquire, conclude acquisition negotiations and integrate the acquired businesses into our operations, and achieve the resulting synergies; •our ability to grow our existing client relationships, obtain new clients and cross-sell our services; • our ability to recruit, motivate and retain qualified personnel; • our history of losses and our ability to achieve and sustain profitability in the future; • the potential impact of financial, economic, political and other risks, including interest rate and exchange rate risks, related to conducting business internationally; • the potential liability associated with injury to clinical trial participants; • our ability to comply with all applicable laws as well as our ability to successfully adapt to any changes in applicable laws on a timely and cost effective basis; • the impact of the adoption of new accounting pronouncements; • the impact of our substantial level of indebtedness on our ability to generate sufficient cash to fulfill our obligations under our existing debt instruments or our ability to incur additional indebtedness; • the impact of any additional leverage we may incur on our ratings and the ratings of our debt securities; • our ability to continue to comply with the covenants and terms of our debt instruments and to access sufficient capital under our credit agreement or from other sources of debt or equity financing to fund our operations; and •the impact of any default by any of our credit providers. Readers are referred to the “Risk Factors” discussion in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2015 on file with the SEC for a further description of these risks and other factors that could prevent us from achieving our goals and cause the assumptions underlying forward-looking statements and the actual results to differ materially from those expressed in or implied by those forward-looking statements.   This presentation contains the non-GAAP financial measures “EBITDA” and “Adjusted EBITDA.” These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP.   Management believes that the non-GAAP financial measures included herein, when shown in conjunction with the corresponding GAAP measures, are useful in order to (i) present financial information on a comparable period-to-period basis without giving effect to the impact of our capital structure, (ii) enhance investors’ overall understanding of our past financial performance and our planning and forecasting of future periods; and (iii) allow investors to assess our financial performance using management’s analytical approach. We have included in the appendices to this presentation the most directly comparable GAAP financial measures and a reconciliation between the non-GAAP and GAAP financial measures. Disclaimer

Quarterly Highlights Record financial performance in Q4 built on recent momentum Organic net revenue(1) growth of 16% (13% reported net revenue growth) Adjusted EBITDA(2) growth of 38% to $87mm Full year organic net revenue(1) and Adjusted EBITDA(2) growth of 13% and 34%, respectively Actively identified and executed on margin improvement opportunities Macro environment remained favorable with strong levels of new drug approvals and expanding client budgets Business development across segments remained strong Client interest in outsourcing of commercial activities continued to build momentum Reorganized commercial segment to be more responsive to client needs and accelerate decision making No change to prior guidance Organic growth excludes the impact of foreign currency fluctuations of approximately $8.8 million for the three months ended 12/31/2015 and approximately $47.8 million for the full year ended 12/31/2015, and also excludes the disposal of our iPAS business line. Refer to the Appendix for a reconciliation to the comparable GAAP metric.

Clinical Update Performance accelerated in Q4 Organic net revenue(1) growth of 16% (13% reported net revenue growth) Adjusted EBITDA(2) growth of 65% Backlog conversion accelerated on full service projects Growth was strongest in core, complex therapeutic areas Miami clinic recruited patients for first study in Q4; completed in January Business development remained strong Net Book-to-bill of 1.3x Strong growth within large pharma client base Particular strength in oncology in the quarter Continued discussions regarding strategic partnership opportunities with large and mid-tier client base Operational technology investments and implementation remained on track Executed against identified margin improvement opportunities 560 bpt year-over-year improvement in Q4’15 Adjusted EBITDA Margin Organic growth excludes the impact of foreign currency fluctuations of approximately $6.8 million. Refer to the Appendix for a reconciliation to the comparable GAAP metric.

Commercial Update Continued momentum in Q4 Organic net revenue(1) growth of 16% (13% reported net revenue growth) Adjusted EBITDA(2) growth of 15% Selling Solutions and Communications business strength continued Significant demand and pipeline for outsourced commercial offering Accelerating adoption for launch product support across all client types Deepened relationships with clients Organic growth excludes the impact of foreign currency fluctuations of approximately $2.0million and the disposal of our iPAS business line. Refer to the Appendix for a reconciliation to the comparable GAAP metric.

Consolidated inVentiv Health Q4 2015 Financial Update The sum of the segments do not reconcile to Consolidated inVentiv Health due to the elimination of intersegment revenue which totaled approximately $4.3 million for the three months ended 12/31/2015, approximately $13.5 million for the year ended 12/31/2015, approximately $2.7 million for the three months ended 12/31/2014, and approximately $7.6 million for the year ended 12/31/2014. Refer to the Appendix for a reconciliation to the comparable GAAP metric. Net Revenues(1) ($ millions) Adjusted EBITDA(2) ($ millions) 13% 10% 34% 38% 13.3% 16.3% 11.4% 13.8%

Clinical Performance

Net Revenues(1)

($ millions)



13%
$222
$250
Q4 2014
Q4 2015



9%
$870
$948
FY 2014
FY 2015

Adjusted EBITDA(2)

($ millions)



65%
$27
$44
12.1%
17.7%
Q4 2014
Q4 2015



40%
$100
$139
11.4%
14.7%
FY 2014
FY 2015

(1) The sum of the segments do not reconcile to Consolidated inVentiv Health due to the elimination of intersegment revenue which totaled approximately $4.3 million for the three months ended 12/31/2015, approximately $13.5 million for the year ended 12/31/2015, approximately $2.7 million for the three months ended 12/31/2014, and approximately $7.6 million for the year ended 12/31/2014.

(2) The sum of the segments does not reconcile to Consolidated inVentiv Health due to the exclusion of corporate expense. Refer to the Appendix for a reconciliation of Adjusted EBITDA on a consolidated basis and to the comparable GAAP metric.

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inVentiv Health

Clinical Backlog Net Book-to-Bill = Net New Wins / Revenue Earned. Total Clinical Serviceable Backlog Q4 2015 LTM ($ millions) Beginning Backlog $1,982 $1,860 + Net New Wins $326 $1,145 - Revenue Earned ($250) ($948) Ending Backlog $2,058 $2,058 Net Book-to-Bill (1) 1.30x 1.21x

Commercial Performance

Net Revenues[1]

($ millions)



13%
$254
$287
Q4 2014
Q4 2015



12%
$944
$1,060
FY 2014
FY 2015

Adjusted EBITDA[2]

($ millions)



15%
$45
$52
17.7%
18.1%
Q4 2014
Q4 2015



30%
$135
$176
14.4%
16.6%
FY 2014
FY 2015

(1) The sum of the segments do not reconcile to Consolidated inVentiv Health due to the elimination of intersegment revenue which totaled approximately $4.3 million for the three months ended 12/31/2015, approximately $13.5 million for the year ended 12/31/2015, approximately $2.7 million for the three months ended 12/31/2014, and approximately $7.6 million for the year ended 12/31/2014.

(2) The sum of the segments does not reconcile to Consolidated inVentiv Health due to the exclusion of corporate expenses. Refer to the Appendix for a reconciliation of Adjusted EBITDA on a consolidated basis and to the comparable GAAP metric.

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inVentiv Health

Adjusted Free Cash Flow and Net Leverage Adjusted Free Cash Flow(1) ($ millions) Net Leverage(2) ($ millions) Free Cash Flow = Adjusted EBITDA – Capex +/- Changes in NWC. Leverage = Total Debt – Cash, divided by LTM adjusted EBITDA.

Appendix

For the Quarter and Last Twelve Months Ended December 31, 2015 ($ millions) Adjusted EBITDA Reconciliation Note: Please refer to slide 17 for footnotes.

For the Quarter Ended December 31, 2015 ($ millions) Adjusted EBITDA Reconciliation Note: Please refer to slide 17 for footnotes.

For the Quarter Ended December 31, 2014 ($ millions) Adjusted EBITDA Reconciliation Note: Please refer to slide 17 for footnotes.

For the Twelve Months Ended December 31, 2015 ($ millions) Adjusted EBITDA Reconciliation Note: Please refer to slide 17 for footnotes.

For the Twelve Months Ended December 31, 2014 ($ millions) Adjusted EBITDA Reconciliation Note: Please refer to slide 17 for footnotes.

Adjusted EBITDA Footnotes (c) Represents non-cash adjustments resulting from the revaluation of certain items such as deferred revenue and deferred rent recognized in connection with our acquisitions that affect the comparability of our operational results and for which an adjustment is made consistent with the terms of our debt instruments. (d) Represents the annual sponsor monitoring fee and related expenses. These costs are excluded from the calculation of Adjusted EBITDA to make it easier to compare our results with companies with different capital structures. (j) Represents costs in connection with facilities, relocations, integrations and business optimization. We identified these costs as associated with discrete events that do not relate to and are not indicative of our core on-going operations and for which an adjustment is made consistent with the terms of our debt instruments. (k) Represents costs from third party advisors regarding financial infrastructure for tax and financial planning and analysis and the loss on sale of a business. We identified these costs as associated with discrete events that do not relate to and are not indicative of our core on-going operations and for which an adjustment is made consistent with the terms of our debt instruments. (e) Represents the net gain or loss resulting from currency remeasurements that affect the comparability of our operational results and for which an adjustment is made consistent with the terms of our debt instruments. (f) Represents the financial results of our subsidiaries designated as unrestricted for purposes of our debt instruments net of any addbacks lost. (g) Represents third party costs for tax services, franchise taxes and certain non-cash items. (h) Represents legal and advisory fees incurred in connection with our acquisitions that do not relate to and are not indicative of our core on-going operations and for which an adjustment is made consistent with the terms of our debt instruments. (i) Represents employee termination costs required to be paid in connection with actions taken that affect the comparability of our operational results and for which an adjustment is made consistent with the terms of our debt instruments. (a) Represents non-cash losses associated with the write-off of goodwill, intangible assets and other long-lived assets that affect the comparability of our operational results and for which an adjustment is made consistent with the terms of our debt instruments. (b) Represents non-cash compensation charges for which an adjustment is made consistent with the terms of our debt instruments.